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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                          ---------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 31, 1997


                                 ALLWASTE, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              DELAWARE                              1-11016                            74-2427167
   (STATE OR OTHER JURISDICTION OF         (COMMISSION FILE NUMBER)          (I.R.S. EMPLOYER IDENTIFICATION NO.)
   INCORPORATION OR ORGANIZATION)



                          5151 SAN FELIPE, SUITE 1600
                           HOUSTON, TEXAS 77056-3609
                             (ADDRESS OF PRINCIPAL
                               EXECUTIVE OFFICES
                                 AND ZIP CODE)

                                 (713) 623-8777
                        (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)




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ITEM 5. OTHER EVENTS

         Effective July 31, 1997, pursuant to the Agreement and Plan of Merger dated as of March 5, 1997 (the "Merger Agreement"), among Philip Services Corp. (formerly Philip Environmental Inc.)("Philip"), and Ontario corporation, Taro Aggregates Ltd., an Ontario corporation and a wholly owned subsidiary of Philip ("Taro"), Philip/Atlas Merger Corp. ("Sub"), a Delaware corporation and a wholly owned subsidiary of Taro, and Allwaste, Inc. ("Allwaste"), Sub was merged with and into Allwaste. At the effective time of the merger, Allwaste became an indirect, wholly-owned subsidiary of Philip, and each share of common stock, par value $.01 per share, of Allwaste (the "Allwaste Common Stock") outstanding immediately prior to the merger was converted into .611 common shares, no par value, of Philip ("Philip Common Shares") and the right to receive cash in lieu of fractional shares.

         Pursuant to the Merger Agreement, effective upon the merger, all of the former directors of Allwaste resigned and the directors of Sub became the directors of Allwaste.


ITEM 5. OTHER EVENTS

         In connection with the Merger, Allwaste and Philip also entered into a Supplemental Indenture (the "Supplemental Indenture"), dated as of July 30, 1997, amending the Indenture (the "Indenture"), dated as of June 1, 1989, between Allwaste, Inc. ("Allwaste") and Texas Commerce Trust Company of New York, as Trustee (the "Trustee"), relating to the Allwaste's 7-1/4% Convertible
Subordinated Debentures due 2014 (the "Debentures").   The Supplemental
Indenture adds Philip as a co-obligor of certain obligations under the Indenture and sets forth the initial restated conversion price for the Debentures after the merger. The Debentures are now convertible into Philip Common Shares at the conversion price as set forth in the Supplemental Indenture and the Indenture.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (C)     EXHIBITS

         Exhibit 99.1     --      Agreement and Plan of Merger, dated as of
                                  March 5, 1997, between Allwaste, Philip, Taro and Sub (incorporated by reference from the Registration Statement on Form F-4 (File No.
                                  333-6272) of Philip including Allwaste's proxy materials).

         Exhibit 99.2     --      Supplemental Indenture, dated as of July 30,
                                  1997, between Allwaste, Philip and the
                                  Trustee.

         Exhibit 99.3       --    Joint Press Release issued by Philip on July
                                  30, 1997, announcing stockholder approval.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             ALLWASTE, INC.


Date: August 15, 1997

                                             By:     /s/ Colin H. Soule
                                                  -----------------------------
                                                      Colin H. Soule
                                                      Secretary





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                                 EXHIBIT INDEX

         Exhibit No.
         -----------

         Exhibit 99.1     --      Agreement and Plan of Merger, dated as of
                                  March 5, 1997, between Allwaste, Philip, Taro and Sub (incorporated by reference from the Registration Statement on Form F-4 (File No.
                                  333-6272) of Philip including Allwaste's proxy materials).

         Exhibit 99.2     --      Supplemental Indenture, dated as of July 30,
                                  1997, between Allwaste, Philip and the
                                  Trustee.

         Exhibit 99.3   --        Joint Press Release issued by Philip on July
                                  30, 1997